OPPENHEIMER STEELPATH MLP FUNDS TRUST

Oppenheimer SteelPath MLP Select 40 Fund

Supplement dated November 7, 2018
to the Prospectus dated March 29, 2018

This supplement amends the prospectus of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), and is in addition to any other supplement(s).

The following is added to the subsection titled “Other Investment Strategies and Risks” under the section “About the Fund’s Investments”:

Investments by “Funds of Funds.” Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as “funds of funds,” which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund’s outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund’s assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund’s assets due to large redemptions could also cause the Fund’s operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund’s shares is included elsewhere in this prospectus.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

November 7, 2018	PS1383.006